UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 08, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147,1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The information set forth in Item 1.01 of this Current Report regarding the Offering and the Purchase Agreement is incorporated herein by reference.

On October 08, 2026, the Company, with the agreement of the Placement Agent, extended the scheduled termination date of the Offering (and the corresponding “Termination Date” as defined in the Securities Purchase Agreements entered into with investors in the Offering) from October 09, 2026 to November 16, 2026. The Company may further extend the Offering Termination Date in accordance with the terms of the applicable Securities Purchase Agreements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Bridge Financing, including its extension, timing, terms, and completion. These statements involve risks and uncertainties that could cause actual results to differ materially, including the risk that the Bridge Financing does not close on the expected terms or timeline, failure to satisfy closing conditions, potential impact on the Company’s liquidity, and general market conditions. For a discussion of additional factors that could affect these statements. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, and subsequent SEC filings. The Company undertakes no obligation to update these statements except as required by law.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2026	ZOOMCAR HOLDINGS, INC.

	By:	/s/ Deepankar Tiwari
	Name:	Deepankar Tiwari
	Title:	Chief ExecutiveOfficer

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